                                                                    Exhibit 10.4

                                                                  EXECUTION COPY
                                                                  --------------

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                         -----------------------------

                               LANTE CORPORATION

                             REGISTRATION AGREEMENT

                         -----------------------------



                                 June 17, 1999

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                               TABLE OF CONTENTS
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                                                                        Page No.
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
SECTION 1. DEMAND REGISTRATIONS................................................1
1A.  Requests for Registration.................................................1
1B.  Long-Form Registrations...................................................2
1C.  Short-Form Registrations..................................................2
1D.  Priority on Demand Registrations..........................................3
1E.  Restrictions on Demand Registrations......................................4
1F.  Selection of Underwriters.................................................4
1G.  Other Registration Rights.................................................4

SECTION 2. PIGGYBACK REGISTRATIONS.............................................4
2A.  Right to Piggyback........................................................4
2B.  Piggyback Expenses........................................................5
2C.  Priority on Primary Registrations.........................................5
2D.  Priority on Secondary Registrations.......................................6
2E.  Other Registrations.......................................................7

SECTION 3. REGISTRATION PROCEDURES.............................................7

SECTION 4. REGISTRATION EXPENSES..............................................10
4A.  Company Expenses.........................................................10
4B.  Reimbursement............................................................10
4C.  Other Expense Provisions.................................................10

SECTION 5. INDEMNIFICATION....................................................10
5A.  Indemnification Obligation of the Company................................10
5B.  Indemnification of the Company...........................................11
5C.  Indemnification Procedures...............................................11
5D.  Other Indemnification Provisions.........................................12

SECTION 6. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS........................12

SECTION 7. DEFINITIONS........................................................12

SECTION 8. MISCELLANEOUS......................................................14
8A.  No Inconsistent Agreements...............................................14
8B.  Adjustments Affecting Registrable Securities.............................14
8C.  Remedies.................................................................14
8D.  Amendments and Waivers...................................................14

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
8E.  Successors and Assigns...................................................15
8F.  Severability.............................................................15
8G.  Counterparts.............................................................15
8H.  Descriptive Headings.....................................................15
8I.  Governing Law............................................................15
8J.  Notices..................................................................15
8K.  Termination..............................................................16

                             REGISTRATION AGREEMENT
                             ----------------------


          THIS REGISTRATION AGREEMENT (this "Agreement") dated as of June 17, 1999, by and among (i) Lante Corporation, an Illinois corporation (the "Company"), (ii) Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership (together, "Frontenac"), (iii) Dell USA, L.P., a Texas limited partnership ("Dell"), (iv) each of the other non-employee investors identified on the attached "Schedule of Investors" (collectively, the "Advisor Investors") and (v) Tebbe. Frontenac and Dell are referred to herein collectively as the "Investors" and individually as an "Investor."

          Pursuant to that Series A Convertible Preferred Stock Purchase Agreement, dated as of the date hereof, by and between the Investors and the Company (the "Purchase Agreement"), the other documents and instruments referred to therein and consummation of the transactions contemplated thereby, as of the date hereof, Frontenac is acquiring 2,616,690 shares of the Convertible Preferred and Dell is acquiring 707,214 shares of the Convertible Preferred. On or prior to the thirtieth day following the date hereof, the Advisor Investors are acquiring an aggregate of 212,164 shares of the Convertible Preferred. In order to induce the Investors to enter into the Purchase Agreement and the other agreements contemplated thereby and the Investors and the Advisor Investors to purchase the Convertible Preferred in the manner contemplated thereby, the Company has agreed to provide the registration rights set forth in this Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in Section 7 hereof.

          The parties hereto agree as follows:

          SECTION 1. DEMAND REGISTRATIONS

          1A.  Requests for Registration.

          (i) The holders of a majority of the Investor Registrable Securities (the "Majority Investor Group") may request registration under the Securities Act (a "Demand Registration") of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registra tion ("Short-Form Registrations") at any time following the earlier of
(a) the consummation by the Company of an initial Public Offering, and (b) the fifth anniversary of the date hereof. Notwithstanding anything herein to the contrary, if a Demand Registration would result in the occurrence of the Company's initial Public Offering, the Company may, in lieu of its obligations hereunder, elect to redeem Convertible Preferred in accordance with Article Four of the Company's Articles of Incorporation at a price per share equal to the greater of (x) the then Liquidation Value (as defined in Article Four of the Company's Articles of Incorporation) per share plus accrued and unpaid dividends, or (y) the Fair Market Value of the Common Stock issuable upon conversion of such Convertible Preferred.

          (ii) The holders of a majority of the Advisor Registrable Securities (the "Majority Advisor Group") may initiate a Demand Registration with respect to all or any portion of their Registrable Securities at any time following the earlier of (a) the consummation by the Company of an initial Public Offering, and (b) the fifth anniversary of the date hereof.

          (iii) The holders of a majority of Tebbe Registrable Securities (the "Tebbe Group") may initiate a Demand Registration with respect to all or any portion of Tebbe Registrable Securities at any time following the earlier of (a) such time when the Investors (but not including any successors or assigns other than its Affiliates) collectively own less than 50% of the Investor Registrable Securities originally issued to the Investors (but not including any successors or assigns of the Investors other than their respective Affiliates) under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.), and (b) the five and a half year anniversary of the date of this Agreement, provided the Company has not consummated an initial Public Offering as of such date.

          (iv) Each request for a Demand Registration in accordance with this paragraph 1A shall specify the approximate number of Investor Registrable Securities, Advisor Registrable Securities or Tebbe Registrable Securities (as the case may be) requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1D below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          1B. Long-Form Registrations. Each of the Majority Investor Group, the Majority Advisor Group and the Tebbe Group, respectively, will be entitled to request two Long-Form Registrations in which the Company will pay all Registration Expenses and unlimited Long-Form Registrations in which the holders of Registrable Securities pay their share of Registration Expenses, as provided in Section 5. A registration will not count as one of the Majority Investor Group's, the Majority Advisor Group's or the Tebbe Group's, as the case may be, permitted Company-paid Long-Form Registrations until it has become effective and the last Long-Form Registration requested by any of the Majority Investor Group, the Majority Advisor Group or the Tebbe Group, as the case may be, will not count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities requesting registration are able to register and sell at least 90% of the Registrable Securities initially requested to be registered; provided that, in any event, the Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective.

          1C. Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1B, each of the Majority Investor Group, the Majority Advisor Group and the Tebbe Group, respectively, will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form.

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

After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          1D. Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, then the Company will include in such registration the following securities in the following priority:

          (i) if, immediately prior to such registration, Frontenac owns at least 50% of the Investor Registrable Securities originally issued to Frontenac under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.):

     first, the Investor Registrable Securities and the Advisor Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, second, the Tebbe Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and third, other securities requested to be included in such registration which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offerings.

          (ii) if, immediately prior to such registration, Frontenac owns less than 50% of the Investor Registrable Securities originally issued to Frontenac under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.):

     first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and second, other securities requested to be included in such registration which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offerings;

provided that, notwithstanding the foregoing or anything contained herein to the contrary, if a Demand Registration is an underwritten offering and the managing underwriters advise the

Company in writing that in their opinion the inclusion of Tebbe Registrable Securities materially adversely affects the marketability of the offering, the Company will include in such registration prior to the inclusion of any Tebbe Registrable Securities, all of the Registrable Securities other than Tebbe Registrable Securities requested to be included in such offering and will only include Tebbe Registrable Securities to the extent that the managing underwriters advise that such inclusion will not materially adversely affect the marketability of the offering.

          1E. Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration for an underwritten offering. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines that such Demand Registration is reasonably likely to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any material transaction; provided that, in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such withdrawn registration.

          1F. Selection of Underwriters. In connection with any Demand Registration, the holders of a majority of the Registrable Securities initially requesting registration will have the right to approve (which approval will not be unreasonably withheld) the investment banker(s) and manager(s) selected by the Company's board of directors to administer the offering.

          1G. Other Registration Rights. The Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, other than rights which are junior in all respects to the rights granted to the holders of Registrable Securities hereunder (including, without limitation, priority in any registration by the Company), without the prior written consent of the holders of a majority of the Registrable Securities.

          SECTION 2. PIGGYBACK REGISTRATIONS

          2A. Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) in connection with the Company's initial Public Offering of Common Stock, (ii) pursuant to a Demand Registration or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraphs 2C and 2D below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          2B. Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          2C. Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such registration the following securities in the following priority:

          (i) if, immediately prior to such registration, Frontenac owns at least 50% of the Investor Registrable Securities originally issued to Frontenac under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.):

     first, the securities the Company proposes to sell,

     second, the Investor Registrable Securities and the Advisor Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, third, the Tebbe Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and fourth, other securities requested to be included in such registration which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offerings.

          (ii) if, immediately prior to such registration, Frontenac owns less than 50% of the Investor Registrable Securities originally issued to Frontenac under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.):

     first, the securities the Company proposes to sell,

     second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and third, other securities requested to be included in such registration;

provided that, notwithstanding the foregoing or anything contained herein to the contrary, if a Piggyback Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of Tebbe Registrable Securities materially adversely affects the marketability of the offering, the Company will include in such registration prior to the inclusion of any Tebbe Registrable Securities, all of the Registrable Securities other than Tebbe Registrable Securities requested to be included in such offering and will only include Tebbe Registrable Securities to the extent that the managing underwriters advise that such inclusion will not materially adversely affect the marketability of the offering.

          2D. Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of the holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company shall include in such registration the following securities in the following priority:

          (i) if, immediately prior to such registration, Frontenac owns at least 50% of the Investor Registrable Securities originally issued to Frontenac under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.):

     first, the securities requested to be included therein by the holders requesting such registration (to the extent such registration rights were granted in accordance with paragraph 1G hereof), the Investor Registrable Securities and the Advisor Registrable Securities requested to be included in such registration, pro rata among such holders on the basis of the number of shares owned by each such holder, second, the Tebbe Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and third, other securities requested to be included in such registration.

          (ii) if, immediately prior to such registration, Frontenac owns less than 50% of the Investor Registrable Securities originally issued to Frontenac under the Purchase Agreement (as adjusted for stock splits, stock dividends, reverse stock splits, recapitalizations, etc.):

     first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among such holders on the basis of the number of shares owned by each such holder, and second, other securities requested to be included in such registration;

provided that, notwithstanding the foregoing or anything contained herein to the contrary, if a Piggyback Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the inclusion of Tebbe Registrable Securities materially adversely affects the marketability of the offering, the Company will include in such registration prior to the inclusion of any Tebbe Registrable Securities, all of the Registrable Securities other than Tebbe Registrable Securities requested to be included in such offering and will only include Tebbe Registrable Securities to the extent that the managing underwriters advise such inclusion will not materially adversely affect the marketability of the offering.

          2E. Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2 for an underwritten offering and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          SECTION 3. REGISTRATION PROCEDURES

          Subject to Section 1E, whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities initiating such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each Registration Statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either
(i) not less than six months (subject to extension pursuant to Section 6) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such state as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such state of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any state where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such state or (iii) consent to general service of process in any such state);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the first full fiscal year after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the securities as the Company may from time to time reasonably request in writing.

          SECTION 4. REGISTRATION EXPENSES

          4A. Company Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          4B. Reimbursement. In connection with each Company-paid Long Form Demand Registration permitted pursuant to Section 1B, each Short-Form Demand Registration permitted pursuant to Section 1C and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities included in such registration for the purpose of rendering any legal opinion required by the Company or the managing underwriter(s) to be rendered on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          4C. Other Expense Provisions. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          SECTION 5. INDEMNIFICATION

          5A. Indemnification Obligation of the Company. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except in so far as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above in this paragraph 5A with respect to the indemnification of the holders of Registrable Securities.

          5B. Indemnification of the Company. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement. In connection with an underwritten offering, each holder participating in such offering will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above in this paragraph 5B with respect to the indemnification of the Company.

          5C. Indemnification Procedures. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          5D. Other Indemnification Provisions. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          SECTION 6. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of either: (i) the issuance of any stop order or other suspension of effectiveness of a registration statement, or the suspension of the qualification of any of the Registrable Securities for sale in any state, or
(ii) the happening of any event the result of which is to cause the prospectus included in a registration statement, as then in effect, to include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then such holder of Registrable Securities will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the receipt by such holder of Registrable Securities of the copies of the supplemented or amended prospectus.

          SECTION 7. DEFINITIONS

          "Advisor Registrable Securities" means (i) any shares of Common Stock held as of the date hereof or acquired hereafter by any Advisor Investor, (ii) any shares of Common Stock issued or issuable upon conversion of the Convertible Preferred or the Subordinated Notes held by any Advisor Investor or upon exercise of any stock options, and (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clauses (i) and (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Common Stock" means the Company's Common Stock, par value $0.01 per share.

          "Convertible Preferred" means any shares of the Company's Series A Convertible Preferred Stock, par value $0.01 per Share.

          "Fair Market Value" has the meaning set forth in the Shareholders Agreement.

          "Investor Registrable Securities" means, (i) any shares of Common Stock issued or issuable upon conversion of the Convertible Preferred held as of the date hereof or hereinafter acquired by any Investor, (ii) any shares of Common Stock held as of the date hereof or hereafter acquired by any Investor and (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Public Offering" means an underwritten public offering of the Common Stock pursuant to a registration statement effective under the Securities Act of 1933, as amended.

          "Registrable Securities" means, collectively, without duplication, Investor Registrable Securities, Advisor Registrable Securities, and Tebbe Registrable Securities. As to any particular shares constituting Registrable Securities, such shares will cease to be Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, and (y) sold to the public through a broker dealer or market maker pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Shareholders Agreement" means the Second Shareholders Agreement, dated as of the date hereof, by and among the Company and its shareholders.

          "Subordinated Notes" means the Convertible Subordinated Notes due 2007, issued June 30, 1998 in the original aggregate principal amount of $2,433,000.

          "Tebbe" means Mark A. Tebbe, together with his spouse, parents, siblings and descendants (whether natural or adopted) and any trust solely for the benefit of the foregoing Persons.

          "Tebbe Registrable Securities" means (i) any shares of Common Stock held as of the date hereof or acquired hereafter, including any such shares acquired through the exercise of stock options by Tebbe, and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          SECTION 8. MISCELLANEOUS

          8A. No Inconsistent Agreements. Neither the Company nor any Shareholder is a party to or will hereafter enter into any agreement with respect to its securities which is incon sistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          8B. Adjustments Affecting Registrable Securities. Subject to Section 1E, the Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          8C. Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          8D. Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the Majority Investor Group, the Majority Advisor Shares and Tebbe Group, in each case voting as a class on a per share basis; provided that, in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner more adverse than any other holder or group of holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group more adversely treated. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          8E. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

          8F. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          8G. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          8H. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          8I. Governing Law. All issues concerning this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Illinois.

          8J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, three days after deposit in the U.S. mail, one day after deposit with a reputable overnight courier service and upon confirmation after being sent via facsimile. Such notices, demands and other communications will be sent to the Company at the address set forth below and to any other recipient at the address indicated from time to time on the Schedules attached hereto, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Any holder of Registrable Securities shall change the address to which notices under this Agreement should be sent by notifying the Company in writing of such change in address (which notice shall be conveyed promptly following its receipt thereof by the Company to the other holders of Registrable Securities) and the Company shall amend the applicable Schedule hereto. The Company's address is:

                    Lante Corporation
                    161 North Clark Street
                    Chicago, Illinois 60601
                    Attention: President

          8K. Termination. Following an initial public offering (an "IPO"), this Agreement shall terminate automatically and be of no further force or effect (i) with respect to Tebbe, at such time when Tebbe owns less than 10% of the shares of the Common Stock held by Tebbe as of the IPO, (ii) with respect to the Advisor Group, at such time when the Advisor Investors own in the aggregate less than 10% of the shares of the Common Stock held by the Advisors Group as of the IPO, or (iii) with respect to Investor Registrable Securities, at such time when the Investors hold less than 10% of the Investor Registrable Securities held as of the IPO.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.

                                 THE COMPANY:

                                 LANTE CORPORATION

                                 By /s/ Mark Tebbe
                                   ----------------------------------
                                 Its  President
                                    ---------------------------------

                                 FRONTENAC VII LIMITED PARTNERSHIP

                                 By: Frontenac Company VII, L.L.C.
                                 Its:  General Partner

                                 By /s/ James E. Cowie
                                   ----------------------------------
                                 Its
                                    ---------------------------------


                                 FRONTENAC MASTERS VII LIMITED PARTNERSHIP

                                 By: Frontenac Company VII, L.L.C.
                                 Its:  General Partner

                                 By /s/ James E. Cowie
                                   ----------------------------------
                                 Its
                                    ---------------------------------

                                 DELL USA, L.P.

                                 By: Dell Gen. P. Corp.
                                 Its:  General Partner

                                 By /s/ Alex C. Smith
                                   ----------------------------------
                                 Its  Vice President
                                    ---------------------------------


                    SIGNATURE PAGE TO REGISTRATION AGREEMENT

                                 /s/ Mark A. Tebbe
                                 ------------------------------------
                                 Mark A. Tebbe


                                 STEVEN TEBBE IRREVOCABLE TRUST


                                 By:  /s/ John Meyer
                                    ---------------------------------
                                          John Meyer, Trustee



                                 KIRA TEBBE IRREVOCABLE TRUST


                                 By:  /s/ John Meyer
                                    ---------------------------------
                                          John Meyer, Trustee


                                 /s/ Ralph Tebbe
                                 ------------------------------------
                                 Ralph Tebbe


                                 /s/ Rose Tebbe
                                 ------------------------------------
                                 Rose Tebbe


                                 /s/ Judy Hamilton
                                 ------------------------------------
                                 Judy Hamilton


                                 ------------------------------------
                                 Scott Smaller


                                 /s/ Dan Lynch
                                 ------------------------------------
                                 Dan Lynch


                                 ------------------------------------
                                 Pantelis Georgiadis



                    SIGNATURE PAGE TO REGISTRATION AGREEMENT

                                 /s/ John Meyer
                                 ------------------------------------
                                 John Meyer


                                 /s/ John B. Landry
                                 ------------------------------------
                                 John B. Landry


                                 /s/ John Oltman
                                 ------------------------------------
                                 John Oltman


                                 /s/ Michael S. Dell
                                 ------------------------------------
                                 Michael S. Dell


                                 /s/ Mike Maples
                                 ------------------------------------
                                 Mike Maples


                                 /s/ Paul Yovovich
                                 ------------------------------------
                                 Paul Yovovich


                                 /s/ John Kraft
                                 ------------------------------------
                                 John Kraft


                                 KRAFT ENTERPRISES

                                 By:     /s/ John Kraft
                                    ---------------------------------
                                             John Kraft


                                 /s/ Morton H. Meyerson
                                 ------------------------------------
                                 Morton H. Meyerson


                    SIGNATURE PAGE TO REGISTRATION AGREEMENT

                    AMENDMENT TO REGISTRATION AGREEMENT
                    -----------------------------------

     WHEREAS, John Oltman ("Oltman") desires to transfer, assign and sell all common stock and preferred stock of Lante Corporation ("Lante") held by Oltman, pursuant to a Stock Assignment Separate from Certificate by and among Oltman, JRO Consulting, Inc. ("JRO") and the John R. Oltman Charitable Foundation ("Foundation"); and

     WHEREAS, in connection with such transfer, assignment and sale, Oltman, JRO and the Foundation request the consent of Lante for each of
(i) a Consent to Assignment dated September __, 1999 regarding the common stock of Lante owned by Oltman, by and among Lante, Oltman and JRO, (ii) a Consent to Assignment dated September __, 1999 regarding the preferred stock of Lante owned by Oltman, by and among Lante, Oltman and the Foundation, (iii) an Amendment to Restricted Stock Agreement (with respect to restricted shares obtained by Oltman in connection with his position as an advisor of Lante), dated September __, 1999, by and between Lante and Oltman and (iv) an Amendment to Restricted Stock Agreement
(with respect to restricted shares obtained by Oltman in connection with his position as vice-chairman of Lante), dated September __, 1999, by and between Lante and Oltman.

     NOW, THEREFORE, in exchange for Lante's consent to and execution of the aforementioned documents, and pursuant to Section 8E of that certain Registration Agreement, dated June 17, 1999, by and between Lante, Oltman and certain other parties thereto (the "Agreement"), JRO and the Foundation each agree (i) to become parties to the Agreement, (ii) to assume all obligations of Oltman which have arisen or would otherwise arise under the Agreement and (iii) to be bound by all terms and conditions of the Agreement.

     In witness hereof, the undersigned have caused this Amendment to Registration Agreement to be executed by an signatory duly authorized, as of this ___ day of September, 1999.


                                      JRO CONSULTING, INC.


                                      /s/ John R. Oltman
                                      ----------------------------------------
                                      John R. Oltman, an authorized signatory


                                      JOHN R. OLTMAN CHARITABLE
                                      FOUNDATION


                                      /s/ John R. Oltman
                                      ----------------------------------------
                                      John R. Oltman, an authorized signatory